UNIQUE FABRICATING, INC.

Notice of Stock Option Grant
Under 2013 Stock Incentive Plan

Notice is hereby given of the following option grant (the “Option”) to purchase shares of Common Stock of Unique Fabricating, Inc. (the “Company”):
Optionee: Byrd Douglas Cain, III
Grant Date: September 30, 2019
Vesting Commencement Date: September 30, 2019
Exercise Price: $2.89 per share
Number of Option Shares: 72,500 shares of Common Stock
Termination Date: September 30, 2029
Type of Option:          Incentive Stock Option
X Non-Statutory Stock Option
Vesting Schedule: Options for 36,250 shares will vest once the closing price of the Company’s stock is in excess of $7.50 per share for 10 of 20 consecutive trading days. Options for 36,250 shares will vest once the closing price of the Company’s stock is in excess of $12.50 per share for 10 of 20 consecutive trading days.

The Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Company’s 2013 Stock Incentive Plan (the “Plan”). The Optionee further agrees to be bound by the terms of the Option as set forth in this Notice of Grant and in the Stock Option Agreement attached hereto as Exhibit A, as well as the terms of the Plan, which is attached hereto as Exhibit B.
Simultaneously with the exercise by Optionee of the Option, in whole or in part, and as a condition thereto, at the request of the Company the Optionee shall execute a counterpart signature page to the Stockholders Agreement dated as of March 18, 2013 by and among the Company and its stockholders, as amended from time to time, or other similar or substitute stockholders agreement(s), and the Optionee shall thereby be bound and subject to, all the terms and provisions thereof.
No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon the Optionee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee’s service at any time for any reason, with or without cause.

DATED: October 7, 2019

UNIQUE FABRICATING, Inc.

By:_____________________________

OPTIONEE

_____________________________

Address:
_____________________________
_____________________________
_____________________________

ATTACHMENTS
Exhibit A - Stock Option Agreement
Exhibit B - 2013 Stock Incentive Plan

EXHIBIT A

UNIQUE FABRICATING, INC.

Stock Option Agreement
Under 2013 Stock Incentive Plan

Section 1.Grant of Option.
(a)This Stock Option Agreement (the “Agreement”) evidences the grant by Unique Fabricating, Inc., a Delaware corporation (the “Company”), on the Grant Date, to the Optionee, of an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Company’s 2013 Stock Incentive Plan (the “Plan”), a total number of shares of the Company’s common stock equal to the Number of Option Shares set forth in the Notice of Grant to which this Agreement is attached as Exhibit A, at a price per share equal to the Exercise Price. Unless earlier terminated in accordance with Section 3(c), (d) or (e) of this Agreement, the Option shall expire at 5:00 p.m., Eastern Standard Time, on the Termination Date. Capitalized terms used in this Section 1(a) and not otherwise defined herein shall refer to the information set forth next to such terms on the Notice of Grant. Capitalized terms used in this Agreement and not otherwise defined in this Agreement or in the Notice of Grant shall have the meanings assigned to such terms in the Plan, which is attached to the Notice of Grant as Exhibit B.

(b)If designated in the Notice of Grant as an Incentive Stock Option, the Option is intended to qualify as an “incentive stock option” under Section 422 of the Code.

(c)Except as otherwise indicated by the context, the term “Optionee” as used in this Agreement, shall be deemed to include any person who acquires the right to exercise the Option validly under its terms.

Section 2.Vesting Schedule.
(a)The Option will become exercisable as described under the heading “Vesting” in the Notice of Grant.

(b)The right of exercise shall be cumulative so that, to the extent the Option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all vested Option Shares until the earliest to occur of (i) the Termination Date, (ii) the termination of the Option under Section 3 hereof, or (iii) any other termination of the Option under the Plan.

Section 3.Exercise of Option.

(a)Form of Exercise. In order to exercise the Option with respect to all or any part of the Option Shares, the Optionee (or any other person or persons exercising the Option in accordance with Section 3(d)) must execute and deliver to the Company an election notice in the form of Schedule 1 to this Agreement, either in writing or electronically, accompanied by payment in full in a manner provided in Section 4. The Optionee may purchase any number of vested Option Shares subject to the Option, in any exercise of the Option, provided that no partial exercise of the Option may be for any fractional share.

(b)Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, the Option may not be exercised unless the Optionee, at the time he or she exercises the Option, is, and has been at all times since the Grant Date, a Service Provider.

(c)Termination of Relationship with the Company. If the Optionee ceases to be a Service Provider for any reason while the Option is outstanding, then, except as provided in Sections 3(d) and (e), the right to exercise the Option shall terminate three months after such cessation (but in no event after the Termination Date), provided that the Option shall be exercisable only to the extent and with respect to the number of Option Shares that the Optionee was entitled to exercise on the date of such cessation.

(d)Exercise Period Upon Death or Disability. If the Optionee dies or suffers a Disability while the Option is outstanding (including within the three-month period following termination of service of the Optionee), and the Company has not terminated the Optionee’s service for “Cause” as specified in Section 3(e), the Option shall be exercisable, within the period of one year following the date of termination of service of the Optionee, (i) in the case of a termination of service due to the Disability of the Optionee, by the Optionee, and (ii) in the case of a termination of service due to the death of the Optionee, by (A) a beneficiary designated in writing by the Optionee to the Company prior to the Optionee’s death, or (B) if no such beneficiary has been designated, by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution; provided, that, in any case, the Option shall be exercisable only to the extent and with respect to the number of Shares that the Optionee was entitled to exercise on the date of his or her death or Disability; and further provided, that the Option shall not be exercisable after the Termination Date.

(e)Discharge for Cause. If the Optionee’s service with the Company is terminated for Cause while the Option is outstanding, the right to exercise the Option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean willful misconduct by the Optionee or willful failure by the Optionee to perform his or her responsibilities to the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive; provided, however, that if any definition of “Cause” for termination (or a similar term) is contained in an effective offer letter, employment agreement or similar agreement between the Company and the Optionee at the time of termination, such definition shall supersede the definition in this Section 3(e) and shall be incorporated in this Section 3(e) as the definition of “Cause.” If the Company determines, within 30 days following any resignation by the Optionee, that discharge of the Optionee was warranted at the time of such resignation, then the Optionee shall be considered to have been discharged for “Cause.”

(f)Limited Exercisability. During any period of post-service exercisability, the Option may not be exercised in the aggregate for more than the number of Option Shares in which the Optionee is, at the time of the Optionee’s cessation of service, vested in accordance with the Vesting Schedule specified in the Notice of Grant. Upon the expiration of such exercise period or (if earlier) upon the Termination Date, the Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. To the extent that the Optionee is not vested in the Option Shares at the time of the Optionee’s cessation of service, the Option shall immediately terminate and cease to be outstanding with respect to the Option Shares.

Section 4.Method of Payment.

(a)Common Stock purchased upon exercise of the Option may be paid in any one or more of the following forms:
(i)cash or check made payable to the Company;

(ii)subject to Section 4(b), by the tendering to the Company of other shares of Common Stock of the Company (“Tendered Shares”); or
(iii)any combination of the forms of consideration set forth in subsection (i) and (ii) above.

(b)Tendered Shares must be held by the Service Provider for at least six months prior to their tender to the Company. For purposes of determining the amount of the Exercise Price satisfied by the Tendered Shares, such shares shall be valued at their Fair Market Value on the date of tender. Except as provided in this Section 4(b), the date of exercise shall be deemed to be the date that the notice of exercise and payment of the Exercise Price are received by the Administrator.

(c)Prior to the delivery of any Shares or cash pursuant to the Option (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Optionee’s FICA obligation) required to be withheld with respect to the Option (or exercise thereof). To the extent that the Company is required by Applicable Law to withhold funds for taxes in respect of any exercise of the Option, then the aggregate Exercise Price shall not be deemed paid and the Option shall not be deemed exercised and the Option Shares issuable upon exercise shall not be deemed issued, until the Optionee has paid to the Company, in a manner provided in this Section 4, the aggregate amount of such tax withholding.

Section 5.Disqualifying Disposition. If the Optionee disposes of Option Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date or one year after such Option Shares were acquired pursuant to exercise of the Option, the Optionee shall notify the Company in writing of such disposition.

Section 6.Nontransferability of Option. The Option may not be sold, pledged (other than a pledge in favor of the Company and/or its Affiliates(s)), assigned, hypothecated, transferred, or disposed of in any manner by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

Section 7.Adjustments. In the event that there is any stock dividend that is paid on Common Stock in shares of Common Stock, or any stock split, reverse stock split, combination or reclassification of Common Stock, or any other increase in the number of outstanding shares of Common Stock without receipt of consideration by the Company, then the total number and/or class of securities subject to the Option and the Exercise Price of the Option shall be appropriately adjusted, in such manner as the Administrator in its sole discretion deems equitable, in order to prevent dilution or enlargement of the rights of the Optionee under the Option.

Section 8.Stockholder Rights. The holder of the Option shall not have any rights as a stockholder with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become the record holder of the purchased Shares in accordance with the terms of this Agreement and the Plan.

Section 9.Repurchase Rights.

(a)Terms.

(i)In the event that the Optionee’s service with the Company is terminated for any reason (including by the Company with or without Cause), the Company shall have the right to purchase from the Optionee, and if the Company exercises its option pursuant to this Section 9(a), the Optionee shall sell to the Company upon the exercise of such right, any or all of the Optionee’s Option Shares at the Fair Market Value per Share, but if the termination is for Cause, then at the applicable Exercise Price per Share.

(ii)Notwithstanding the foregoing, in the event the Optionee's service is terminated by reason of the Optionee's death, for a period of twelve (12) months from the date of such termination the Company shall have the right to purchase from the beneficiaries of the estate of the Optionee, and if the Company exercises its option pursuant to this Section 9(a), the beneficiaries of the estate of the Optionee shall sell to the Company, upon the exercise of such right, any or all of such Optionee's Option Shares in accordance with Section 9(a)(i) above.

(iii)The number of Option Shares subject to purchase pursuant to Sections 9(a)(i) shall be adjusted to give effect to any stock dividend, or other distribution of stock made on or in respect of such Option Shares, or any subdivision, combination or reclassification of the outstanding capital stock of the Company or received in exchange for the Option Shares.

(iv)In order to exercise the option to purchase the Optionee’s Option Shares under this Section 9(a), the Company shall deliver a written notice to the Optionee (the “Share Repurchase Notice”), indicating its election to purchase any or all of the Option Shares and specifying the number of Option Shares which the Company elects to purchase and the purchase price therefor, within ninety (90) days after the Optionee’s termination; provided, however, that in the event that the Optionee's service is terminated by reason of the Optionee's death, the Company shall deliver such Share Repurchase Notice to (i) a beneficiary designated in writing by the Optionee to the Company prior to the Optionee’s death, or (ii) if no such beneficiary has been designated, by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution, within twelve (12) months after the date of such termination.

(v)The repurchase of Option Shares hereunder shall be made on a date within sixty (60) days of the delivery of the Share Repurchase Notice, by delivery of payment to the Optionee or the administrator of his or her estate, as applicable, by check or wire transfer, against receipt of one or more certificates, properly endorsed, evidencing the Optionee’s Option Shares to be so purchased. If the repurchase is not consummated by such date, the Company may deliver to the Optionee or the administrator of his or her estate, as applicable, by check or wire transfer the applicable repurchase price for the Option Shares to be repurchased and may cancel the certificates evidencing such Option Shares on the books and records of the Company.

(vi)Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Option Shares by the Company shall be subject to applicable restrictions contained in federal law, the Delaware General Corporate Law and in the Company’s debt and equity financing agreements. Notwithstanding anything to the contrary contained in this Agreement, if any such restrictions prohibit or otherwise delay the repurchase of any Option Shares thereunder which the Company is otherwise entitled to make, the Company may make such repurchases within sixty (60) days of the date that it is permitted to do so under such restrictions.

(b)Definitions. For purposes of Section 9(a), the term “Fair Market Value” shall mean, with respect to any Option Share, the value of such Option Share as determined under the Plan. The term “Exercise Price” shall mean the value as stated in the Optionee’s Notice of Grant.

Section 10.Section 409A of the Code. Under Section 409A of the Code, an Option that is granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the Grant Date (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (a) income recognition by the Optionee prior to the exercise of the Option, (b) an additional twenty percent (20%) federal income tax, and (c) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to the Optionee. The Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of the Option equals or exceeds the Fair Market Value of a Share on the Grant Date in a later examination. The Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Grant Date, the Optionee will be solely responsible for the Optionee's costs related to such a determination.

Section 11.Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, or registered or certified mail, return receipt requested, addressed as follows:

If to the Company:    Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
Attention: Corporate Secretary.

If to the Optionee:    At the address set forth in the Notice of Grant
or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.
Section 12.Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof

Section 13.Successors and Assigns. Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

Section 14.Construction. This Agreement and the Option evidenced hereby and by the Notice of Grant are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Option.

NOTICE OF EXERCISE
TO:    Unique Fabricating, Inc. (the “Company”)
Reference is made to the Notice of Grant, dated __________, 20___, evidencing an Option (the “Option”) to purchase an aggregate of _________ shares of Common Stock of the Company at an exercise price of $2.89 per share. Capitalized terms used but not defined in this Notice of Exercise have the meanings given to them in the Notice of Grant and the accompanying Option Agreement and Plan.
I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Option Shares.
I am paying the Exercise Price for the exercised Option Shares, in accordance with Section 4 of the Option Agreement, as follows:
____________________________________________________
____________________________________________________
Please issue the stock certificate for the Option Shares (check one):
□     to me; or

□	to me and ______________________________, as joint tenants with right of survivorship.
and mail the certificate to me at the following address:
______________________________
______________________________
______________________________

My mailing address for stockholder communications, if different from the address listed above, is:
______________________________
______________________________
______________________________

Very truly yours,

______________________________
Optionee

______________________________

Print Name

______________________________

Date

______________________________
Social Security Number

EXHIBIT B

Unique Fabricating, INC.

2013 Stock Incentive Plan

See attached.